SECURITY AGREEMENT
THIS SECURITY AGREEMENT (this "Security Agreement"), effective as of March 21, 2018 (the "Effective Date"), by and among Cartesian, Inc., a Delaware corporation ("Borrower"), each of Borrower's Subsidiaries identified on the signature pages hereof (together with Borrower, individually and collectively "Grantor") and Auto Cash Financing, Inc., a Delaware corporation (the "Secured Party").
W I T N E S S E T H:
WHEREAS, this Security Agreement is being entered into pursuant to Section 8.11 of that certain Agreement and Plan of Merger, among Borrower, Cartesian Holdings, LLC and Cartesian Holdings, Inc., dated the date hereof (the "Merger Agreement"), which provides that Secured Party shall extend a term loan financing to Borrower and, in connection therewith, Borrower and Secured Party have executed and delivered that certain Term Loan Note, to be used for working capital, from Borrower to Secured Party, effective as of March 21, 2018, in the stated principal amount of One Million Dollars and No Cents ($1,000,000.00) (as the same may be amended, restated, modified, increased or extended from time to time, the "Working Capital Note");
WHEREAS, in order to induce Secured Party to extend such term loan financings to Borrower and enter into the Working Capital Note, Grantor has agreed to grant to Secured Party a continuing security interest in and lien upon the Collateral (as hereinafter defined) to secure the Obligations (as defined in Annex A attached hereto and incorporated herein by reference);
NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS.
(a) All capitalized terms used but not otherwise defined herein have the meanings given to them as set forth in Annex A hereto.  All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code enacted and in effect in the State of Delaware (the "UCC") to the extent the same are used or defined therein.
(b) "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2017-2018 Edition Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

2. GRANT OF LIEN.
(a) To secure the prompt and complete payment, performance and observance of all of the Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, subject to the Permitted Encumbrances, a continuing security interest in and lien upon all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"), including but not limited to the following:
(i)                all Accounts;
(ii)               all Chattel Paper;
(iii)              all Documents;
(iv)              all Intellectual Property;
(v)               all General Intangibles (including payment intangibles and Software);
(vi)              all Goods (including Inventory, Equipment and Fixtures);
(vii)             all Instruments;
(viii)            all Investment Property;
(ix)               all Deposit Accounts, of Grantor, including all depository accounts and all other bank accounts and all deposits therein;
(x)                all money, cash or cash equivalents of Grantor;
(xi)               all Supporting Obligations and Letter-of-Credit Rights of Grantor;
(xii)              all commercial tort claims; and
(xiii)             to the extent not otherwise included, all Proceeds, tort claims, insurance claims and all other rights to payment not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.
(b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Secured Party as aforesaid, Grantor hereby grants to Secured Party a right of set-off against the property of Grantor held by Secured Party, consisting of property described above in Section 2(a) now or hereafter in

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the possession or custody of or in transit to Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power.
(c) Notwithstanding anything to the contrary herein, in no event shall "Collateral" be deemed to include any assets pledged by Cartesian, Inc. to Elutions Capital Ventures S.a. r.l  pursuant to that certain Security Agreement, by and between Cartesian, Inc.(fka The Management Network Group, Inc.) and Elutions Capital Ventures S.a. r.l, dated March 17, 2014.
3. SECURED PARTY'S RIGHTS; LIMITATIONS ON SECURED PARTY'S OBLIGATIONS.
(a) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder.  Secured Party shall have no obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a lien thereon or the receipt by Secured Party of any payment relating to any contract or license pursuant hereto.  No Secured Party shall be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by such Secured Party or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to such Secured Party or to which such Secured Party may be entitled at any time or times.
(b) Subject to Section 3(d), Secured Party may at any time after an Event of Default has occurred and is continuing without prior notice to Grantor, notify Account Debtors and other Persons obligated on the Collateral that Secured Party has a security interest therein, and that payments shall be made directly to Secured Party.  Upon the request of Secured Party, and so long as an Event of Default exists, Grantor shall so notify Account Debtors and other Persons obligated on Collateral.  Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral and so long as any Event of Default exists, Grantor shall not give any contrary instructions to such Account Debtor or other Person without Secured Party's prior written consent.
(c) So long as an Event of Default exists, Secured Party may at any time in such Secured Party's own name, in the name of a nominee of Secured Party or in the name of Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to contracts and obligors in respect of Instruments to verify with such Persons, to such Secured Party's satisfaction, the existence, amount terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or payment intangibles.

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4. REPRESENTATIONS AND WARRANTIES.  Grantor represents and warrants that:
(a) Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a lien hereunder free and clear of any and all liens other than Permitted Encumbrances.
(b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Grantor in favor of Secured Party pursuant to this Security Agreement, and (ii) in connection with any other Permitted Encumbrances.
(c) This Security Agreement is effective to create a valid and continuing lien on and, upon the filing of appropriate financing statements in the filing jurisdictions listed on Schedule I hereto, a perfected lien in favor of Secured Party on the Collateral with respect to which a lien may be perfected by filing pursuant to the UCC.  Such lien is prior to all other liens, except Permitted Encumbrances, and is enforceable as such as against any and all creditors of Grantor (other than Secured Party and lessees of Inventory in the ordinary course of business).  All action by Grantor necessary or desirable to protect and perfect such lien on each item of the Collateral has been duly taken.
(d) So long as an Event of Default exists, Grantor will take all actions necessary or reasonably desirable to protect and perfect the lien of Secured Party on all Instruments, Letter of Credit Rights and Chattel Paper (including the delivery of all originals thereof to Secured Party and the legending of all Chattel Paper as required hereunder).  The lien of Secured Party on all Instruments, Letter of Credit Rights and Chattel Paper of Grantor is prior to all other liens, except Permitted Encumbrances, and is enforceable as such against any and all creditors of Grantor.
(e) Grantor's name as it appears in official filings in the state of its incorporation or organization, as applicable, the type of entity of Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued, Grantor's state of organization or incorporation, the location of Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule II hereto.  Each Grantor has only one state of incorporation or organization.
(f) With respect to Accounts  (i) in the case of accounts as defined in the UCC, they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) to Grantor's Knowledge, there are no setoffs, claims or disputes existing or asserted with respect to Accounts existing on the Effective Date and Grantor has not made any agreement with any Account Debtor for any

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extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by Grantor in the ordinary course of its business for prompt payment and disclosed to Secured Party; (iii) to Grantor's Knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on Grantor's books and records and any invoices and statements delivered to Secured Party with respect thereto; (iv) Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) to Grantor's Knowledge, no Account Debtor with respect to any Accounts existing on the Effective Date is unable generally to pay its debts as they become due.  Further with respect to the Accounts (x) the amounts shown on such records and all invoices and statements which may be delivered to Secured Party with respect thereto are actually and absolutely owing to Grantor as indicated thereon and are not in any way contingent; and (y) to Grantor's Knowledge, all Account Debtors have the capacity to contract.
(g) With respect to any Inventory owned by Grantor, (i) such Inventory is located at one of Grantor's locations set forth on Schedule II hereto, except for Inventory in transit in the ordinary course of business, (ii) no Inventory is now, or shall at any time or times hereafter be (except as otherwise permitted under Section 5(g)), stored at any other location without Secured Party's prior consent, and if Secured Party gives such consent, Grantor will concurrently therewith obtain, if requested by Secured Party, customary agreements or waivers from any bailee, landlord or mortgagee, (iii) Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any lien or security interest or document whatsoever except for the lien granted to Secured Party and except for Permitted Encumbrances, (iv) such Inventory is of good and merchantable quality, free from any material defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Secured Party following an Event of Default (for so long as such Event of Default is continuing) shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Grantor is a party or to which such property is subject.
(h) This Security Agreement is effective to create a valid and continuing lien on and perfected security interests in favor of Secured Party in Grantor's Intellectual Property and such perfected security interests are enforceable as such as against any and all creditors of Grantor.  Upon filing of this Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect Secured Party's lien on Grantor's Intellectual Property shall have been duly taken.

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5. COVENANTS.  Grantor covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Termination Date:
(a) Further Assurances; Pledge of Instruments; Chattel Paper.
(i)         At any time and from time to time, upon the written request of Secured Party and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Secured Party may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Party of any license or contract held by Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the UCC with respect to the liens granted hereunder or under any other agreement relating to the Working Capital Note or this Security Agreement as to those jurisdictions that are not Uniform Commercial Code jurisdictions.
(ii)        Unless Secured Party shall otherwise consent in writing (which consent may be revoked), Grantor shall deliver to Secured Party all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, unit powers, allonges or other instruments of transfer executed in blank) promptly after Grantor receives the same.
(iii)       From and after the occurrence of an Event of Default (for so long as such Event of Default is continuing) and upon the request of Secured Party, Grantor shall obtain or use its commercially reasonable best efforts to obtain collateral assignments of leases and/or waivers or subordinations of liens from landlords and mortgagees, and Grantor shall in all instances obtain signed acknowledgements of Secured Party's liens from bailees having possession of Grantor's Goods that they hold for the benefit of Secured Party.
(iv)       From and after the occurrence of an Event of Default (for so long as such Event of Default is continuing) and upon the request of Secured Party, Grantor shall obtain authenticated agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Grantor, which agreement shall grant to Secured Party "control" over such financial assets or commodities for purposes of Section 9.106 of the UCC.
(v)        From and after the occurrence of an Event of Default (for so long as such Event of Default is continuing) and upon the request of Secured Party, Grantor shall obtain a blocked account, lockbox or similar agreement with each bank or financial institution holding a Deposit Account for Grantor, which

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agreement shall grant to Secured Party "control" over such Deposit Account and the monies contained therein for purposes of Section 9.104 of the UCC.
(vi)       If Grantor is or becomes the beneficiary of a letter of credit, Grantor shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify Secured Party thereof and enter into a tri‑party agreement with Secured Party and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Secured Party, all in form and substance reasonably satisfactory to Secured Party.
(vii)      Grantor shall take all steps necessary to grant Secured Party control of all electronic chattel paper in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.
(viii)     Grantor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Grantor agrees to furnish any such information to Secured Party promptly upon request.  Grantor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
(ix)       Grantor shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Secured Party of any commercial tort claim (as defined in the UCC) acquired by it and unless otherwise consented by Secured Party, Grantor shall enter into a supplement to this Security Agreement, granting to Secured Party a lien in such commercial tort claim.
(b) Maintenance of Records.  Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral.  Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the liens granted hereby.

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(c) Covenants Regarding Intellectual Property Collateral.
(i)         Grantor shall notify Secured Party immediately if it knows or has reason to know that any application or registration relating to any material Intellectual Property (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Grantor's ownership of any material Intellectual Property, its right to register the same, or to keep and maintain the same.
(ii)        In no event shall Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Secured Party prior written notice thereof, and, upon request of Secured Party, Grantor shall execute and deliver any and all Security Agreements as Secured Party may request to evidence Secured Party's lien on such Intellectual Property, and the General Intangibles of Grantor relating thereto or represented thereby.
(iii)       Grantor shall take all actions necessary or requested by either Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of any Intellectual Property (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless Grantor shall determine that such Intellectual Property is not material to the conduct of its business.
(iv)       In the event that any Intellectual Property Collateral is infringed upon, or misappropriated or diluted by a third party, Grantor shall comply with Section 5(a)(ix) of this Security Agreement.  Grantor shall, unless it shall reasonably determine that such Intellectual Property Collateral is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Secured Party shall deem appropriate under the circumstances to protect such Intellectual Property Collateral.
(d) Indemnification.  In any suit, proceeding or action brought by Secured Party relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Grantor will save, indemnify and keep Secured Party harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time

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owing to, or in favor of, such obligor or its successors from Grantor, except in the case of Secured Party, to the extent such expense, loss, or damage is attributable to the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction.  All such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Secured Party.
(e) Compliance with Terms of Accounts, etc.  In all material respects, Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.
(f) Limitation on Liens on Collateral.  Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any lien on the Collateral except Permitted Encumbrances or liens that would otherwise be subordinate to the liens of Secured Party hereunder and to which Secured Party has provided prior written consent (such consent not to be unreasonably withheld), and will defend the right, title and interest of Secured Party in and to any of Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.
(g) Limitations on Disposition.  Grantor will not sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, in each case except for (i) the sale, lease or licensing of Inventory or Intellectual Property in the ordinary course of business, (ii) the disposition of obsolete goods in the ordinary course of business, (iii) the sale or transfer of all or substantially all of the assets of any Grantor as part of any asset sale, consolidation, conversion, exchange, merger, or similar transaction, or (iv) as otherwise contemplated by the factoring arrangements referenced in the definition of Permitted Encumbrance (or any replacement factoring arrangements).
(h) Further Identification of Collateral.  Grantor will, if so requested by Secured Party, furnish to Secured Party, as often as Secured Party reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in such reasonable detail as Secured Party may specify.
(i) Notices.  Grantor will advise Secured Party promptly, in reasonable detail, (i) of any lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the liens created hereunder or under the Working Capital Note.
(j) Reincorporation.  Grantor shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without giving Secured Party reasonable prior written notice thereof.
(k) Terminations; Amendments Not Authorized.  Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement

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with respect to any financing statement without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of Secured Party, subject to Grantor's rights under Section 9-509(d)(2) of the UCC.
6. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.  On the Effective Date, Grantor shall execute and deliver to Secured Party a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A.  The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date.  The powers conferred on Secured Party under the Power of Attorney are solely to protect Secured Party's interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers.  Secured Party agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, Secured Party shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Secured Party shall account for any moneys received by Secured Party in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Secured Party shall have no duty as to any Collateral, and Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers.  NONE OF SECURED PARTY OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
7. REMEDIES; RIGHTS UPON DEFAULT.
(a) In addition to all other rights and remedies granted to it under this Security Agreement, the Working Capital Note and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Secured Party may exercise all rights and remedies of a secured party under the UCC.  Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Grantor or any other Person notice and opportunity for a hearing on Secured Party's claim or action, and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future

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delivery without assumption of any credit risk.  Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases.  Such sales may be adjourned and continued from time to time with or without notice.  Secured Party shall have the right to conduct such sales on Grantor's premises or elsewhere and shall have the right to use Grantor's premises without charge for such time or times as Secured Party deems necessary or advisable.
If any Event of Default shall have occurred and be continuing, Grantor further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party which are reasonably convenient to Secured Party and Grantor, whether at Grantor's premises or elsewhere.  Until Secured Party is able to effect a sale, lease, or other disposition of Collateral, Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Secured Party.  Secured Party shall not have any obligation to Grantor to maintain or preserve the rights of Grantor as against third parties with respect to Collateral while Collateral is in the possession of Secured Party.  Secured Party may, if it so elects at any time an Event of Default exists, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Secured Party's remedies with respect to such appointment without prior notice or hearing as to such appointment.  Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations then due under the Working Capital Note, and only after so paying over such net proceeds, and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Grantor.  To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction.  Grantor agrees that ten (10) days prior notice by Secured Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.  Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Secured Party to collect such deficiency.
(b) Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
(c) To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is not commercially unreasonable for Secured Party (i) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods

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or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral.  Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7(c).  Without limitation upon the foregoing, nothing contained in this Section 7(c) shall be construed to grant any rights to Grantor or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).
(d) Secured Party shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof.  Secured Party shall not be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its rights hereunder or under the Working Capital Note shall be cumulative.  To the extent it may lawfully do so, Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

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8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY.  For the purpose of enabling Secured Party to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  For the avoidance of doubt, it is agreed that Secured Party's shall have the rights specified in this Section 8 only if an Event of Default exists.
9. LIMITATION ON SECURED PARTY'S DUTY IN RESPECT OF COLLATERAL.  Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.  Secured Party shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.
10. REINSTATEMENT.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
11. NOTICES.  Except as otherwise provided herein, all notices or demands by Grantor or Secured Party to the other relating to this Security Agreement, the Working Capital Note or any other agreements executed in connection herewith, shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Grantor or Secured Party, as applicable, may designate to each other in accordance herewith), to Grantor or Secured Party, as the case may be, at its address set forth below:

13

If to Grantor:	c/o CARTESIAN, INC. 7300 College Boulevard, Suite 302 Overland Park, Kansas 66210 Attn: __________
If to Secured Party:	AUTO CASH FINANCING, INC. c/o Blackstreet Capital Holdings, LLC 5425 Wisconsin Avenue, Suite 701 Chevy Chase, Maryland 20815 Attn: Murry N. Gunty
12. SEVERABILITY.  Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.  This Security Agreement is to be read, construed and applied together with the Working Capital Note and any other agreements executed in connection therewith, which, taken together, set forth the complete understanding and agreement of Secured Party and Grantor with respect to the matters referred to herein and therein.
13. NO WAIVER; CUMULATIVE REMEDIES.  Secured Party shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Party and then only to the extent therein set forth.  A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion.  No failure to exercise nor any delay in exercising on the part of Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.  None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and Grantor.
14. LIMITATION BY LAW.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.
15. TERMINATION OF THIS SECURITY AGREEMENT.  Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

14

16. SUCCESSORS AND ASSIGNS.  This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (including any debtor-in-possession on behalf of Grantor) and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Secured Party hereunder.   Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.
17. COUNTERPARTS.  This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.  The Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Secured Party, electronic means, all of which shall be equally valid.
18. GOVERNING LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED EXCLUSIVELY IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE AS APPLIED TO AGREEMENTS AMONG DELAWARE RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, EXCLUDING THAT BODY OF LAW RELATED TO CONFLICTS OF LAWS.  BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, GRANTOR AND EACH SECURED PARTY SUBMIT TO THE PERSONAL JURISDICTION OF ANY STATE COURT OR FEDERAL COURT HAVING JURISDICTION OVER DELAWARE IN ANY SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH.  EACH OF GRANTOR AND SECURED PARTY HEREBY EXPRESSLY AND IRREVOCABLY (A) SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION, OR PROCEEDING, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, (B) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION SUCH PARTY MAY HAVE TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, (C) HEREBY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT, ACTION, OR PROCEEDING, AND (D) FURTHER AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT OR TRIBUNAL WILL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
19. WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AND SECURED PARTY HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, THE WORKING CAPITAL NOTE OR ANY DOCUMENTS ENTERED INTO IN

15

CONNECTION THEREWITH OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.
20. SECTION TITLES.  The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
21. NO STRICT CONSTRUCTION.  The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

16

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the ____ day of March, 2018 and to be effective as of the Effective Date.
GRANTOR:

CARTESIAN, INC.

By:	/s/ Donald J. Tringali
Name Donald J. Tringali
Title Executive Chairman

SUBSIDIARIES:

CAMBRIDGE STRATEGIC MANAGEMENT
GROUP, INC.

By:	/s/ Peter Woodward
Name Peter Woodward
Title CEO

TWG CONSULTING, INC.

By:	/s/ Peter Woodward
Name Peter Woodward
Title CEO

17

RVA CONSULTING LLC

By:	/s/ Peter Woodward
Name Peter Woodward
Title CEO

TMNG MARKETING LLC

By:	/s/ Peter Woodward
Name Peter Woodward
Title CEO

TMNG TECHNOLOGIES, INC.

By:	/s/ Peter Woodward
Name Peter Woodward
Title CEO

TMNG.COM, INC.

By:	/s/ Peter Woodward
Name Peter Woodward
Title CEO

SECURED PARTY:

AUTO CASH FINANCING, INC.

By:	/s/ David A. Hartman
Name: David A. Hartman
Title: President

SCHEDULE I
to
SECURITY AGREEMENT

FILING JURISDICTIONS
Secretary of State of Delaware

Secretary of State of Kansas

Secretary of State of New Jersey

SCHEDULE II
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING GRANTOR'S COLLATERAL
I. Grantor's official name:  Cartesian, Inc.
II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): corporation
III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 3089462
IV.	State or Incorporation or Organization of Grantor: Delaware
V.	Chief Executive Office and principal place of business of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VI.	Corporate Offices of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VII.	Warehouses: None
VIII.	Other Premises at which Collateral is Stored or Located: None
IX.	Locations of Records Concerning Collateral: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210

SCHEDULE II
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING GRANTOR'S COLLATERAL
I. Grantor's official name:  Cambridge Strategic Management Group, Inc.
II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): corporation
III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 3480907
IV.	State or Incorporation or Organization of Grantor: Delaware
V.	Chief Executive Office and principal place of business of Grantor: Two Financial Center, 60 South St., Suite 820, Boston, MA 02111
VI.	Corporate Offices of Grantor: Two Financial Center, 60 South St., Suite 820, Boston, MA 02111
VII.	Warehouses: None
VIII.	Other Premises at which Collateral is Stored or Located: None
IX.	Locations of Records Concerning Collateral: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210

SCHEDULE II
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING GRANTOR'S COLLATERAL
I. Grantor's official name:  TWG Consulting, Inc.
II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): corporation
III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2017150
IV.	State or Incorporation or Organization of Grantor: Kansas
V.	Chief Executive Office and principal place of business of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VI.	Corporate Offices of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VII.	Warehouses: None
VIII.	Other Premises at which Collateral is Stored or Located: None
IX.	Locations of Records Concerning Collateral: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210

SCHEDULE II
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING GRANTOR'S COLLATERAL
I. Grantor's official name:  RVA Consulting LLC
II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): limited liability company
III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 0600175253
IV.	State or Incorporation or Organization of Grantor: New Jersey
V.	Chief Executive Office and principal place of business of Grantor: 400 Atrium Drive, 1st Floor, Somerset, NJ 08873
VI.	Corporate Offices of Grantor: 400 Atrium Drive, 1st Floor, Somerset, NJ 08873
VII.	Warehouses: None
VIII.	Other Premises at which Collateral is Stored or Located: None
IX.	Locations of Records Concerning Collateral: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210

SCHEDULE II
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING GRANTOR'S COLLATERAL
I. Grantor's official name:  TMNG Marketing LLC
II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): limited liability company
III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 4376786
IV.	State or Incorporation or Organization of Grantor: Kansas
V.	Chief Executive Office and principal place of business of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VI.	Corporate Offices of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VII.	Warehouses: None
VIII.	Other Premises at which Collateral is Stored or Located: None
IX.	Locations of Records Concerning Collateral: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210

SCHEDULE II
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING GRANTOR'S COLLATERAL
I. Grantor's official name:  TMNG Technologies, Inc.
II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): corporation
III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 3429729
IV.	State or Incorporation or Organization of Grantor: Delaware
V.	Chief Executive Office and principal place of business of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VI.	Corporate Offices of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VII.	Warehouses: None
VIII.	Other Premises at which Collateral is Stored or Located: None
IX.	Locations of Records Concerning Collateral: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210

SCHEDULE II
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING GRANTOR'S COLLATERAL
I. Grantor's official name:  TMNG.com, Inc.
II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): corporation
III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 3054296
IV.	State or Incorporation or Organization of Grantor: Delaware
V.	Chief Executive Office and principal place of business of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VI.	Corporate Offices of Grantor: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
VII.	Warehouses: None
VIII.	Other Premises at which Collateral is Stored or Located: None
IX.	Locations of Records Concerning Collateral: 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210

EXHIBIT A

Power of Attorney1

This Power of Attorney is executed and delivered by [_______________] ("Grantor"), to AUTO CASH FINANCING, INC., a Delaware corporation ("Attorney"), for the benefit of Attorney pursuant to that certain Security Agreement, effective as of March 21, 2018, (the "Effective Date") by and between Grantor, Attorney and the other grantor parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement").  No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney.  The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent, but shall automatically expire without further action on any person's part on the Termination Date.
Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Security Agreement and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following:  (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to

1 Note to Draft: To be executed by each Grantor.

Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports:  (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as Secured Party may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require Grantor's signature; and (i) execute, in connection with any sale provided for in the Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's liens thereon, all as fully and effectively as Grantor might do.  Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.
Notwithstanding anything herein to the contrary, and in accordance with Section 6 of the Security Agreement, Attorney shall not exercise any power or right under this Power of Attorney (except for the powers granted in clause (h) above) unless an Event of Default, as referred to in the Security Agreement, shall have occurred and is continuing.
IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor this ___ day of [______], 2018 and to be effective as of the Effective Date.

[__________________________]

By:
Name
Title

NOTARY PUBLIC CERTIFICATE
On this ____ day of [______], 2018, [___________] who is personally known to me appeared before me in his capacity as the [___________] of [___________], a [___________]  ("Grantor"), and executed on behalf of Grantor the Power of Attorney in favor of AUTO CASH FINANCING, INC., a Delaware corporation, to which this Certificate is attached.

Notary Public

My commission expires:

ANNEX A
"Account" means any "account" as defined in the UCC with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Grantor.
"Business Day" means each day of the week except Saturdays, Sundays, and days on which banking institutions are authorized by law to close in the State of Delaware.
"Deposit Account" means the account number(s) on attachment A of this Annex A.
"Event of Default" means a default hereunder or under this Working Capital Note, upon the occurrence of which Secured Party may declare, among other things, the outstanding unpaid principal balance of the Working Capital Note immediately due and payable.
"Grantor's Knowledge" and similar references to a Grantor's knowledge shall have the same meaning as "Knowledge of the Company" as defined in the Merger Agreement.
"Intellectual Property" means all patents, patent rights, patent applications, licenses, inventions, trade secrets, know-how, proprietary techniques (including processes and substances), trademarks, service marks, trade names, copyrights, source code, design rights, outbound license agreements for the use of Grantor's copyrights, patents and trademarks, in each case, used in or necessary for the conduct of the business of Grantor as currently conducted that are material to the financial condition, business or operations of Grantor, and any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement.
"Inventory" means all "inventory" as defined in the UCC in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of a Grantor's custody or possession or in transit and including any returned goods and any documents of title representing any of the above.
"Investment Property" means all "investment property" as defined in the UCC in effect on the date hereof, provided, that in no event shall "Investment Property" be deemed to include more than 66% of the outstanding equity interests of any non-U.S. subsidiary.
"Permitted Encumbrances" shall mean (a) liens existing on the date hereof or arising under this Agreement and the Working Capital Note or otherwise in favor of Secured Party; (b) liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Grantor maintains adequate reserves on its books, provided that no notice of any such lien has been filed or recorded under the Internal Revenue Code of 1986, as amended; (c) liens to secure payment of workers' compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than liens imposed by ERISA); or (d) liens in favor of other financial institutions arising in connection with Grantor's deposit and/or securities accounts held at such institutions (such as bankers' liens, rights of setoff and similar liens incurred on deposits made in the ordinary course of business), provided that such financial institution has a perfected security interest in the amounts held in such deposit and/or securities accounts and such financial institution has consented in writing to such accounts; or (e) security interests granted by Borrower, Cambridge Strategic Management Group, Inc. and RVA Consulting LLC in favor of RTS Financial Service, Inc. under the Amended and Restated Factoring Agreement dated May 23, 2016.
"Person" means any individual, sole proprietorship, corporation, business trust, unincorporated organization, association, company, partnership, joint venture, limited liability company, governmental authority (whether a national, federal, state, provincial, county, municipality or otherwise, and shall include without limitation any instrumentality, division, agency, body or department thereof), or other entity.
"Obligations" means any and all indebtedness and obligations now or hereafter owing by Grantor to Secured Party arising pursuant to the terms of the Working Capital Note or the Security Agreement.
"Subsidiary" means, with respect to any person, any corporation, partnership, joint venture, limited liability company or any other entity of which a majority of the shares of voting securities is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such person. For the avoidance of doubt, with respect to Borrower, any reference to Subsidiary herein shall be deemed to include the Borrower's U.S. based Subsidiaries, which are Cambridge Strategic Management Group, Inc., TWG Consulting, Inc., RVA Consulting LLC, TMNG Marketing LLC, TMNG Technologies, Inc., and TMNG.com, Inc.
"Termination Date" means the date on which the Obligations are paid in full.

ATTACHMENT A
to Annex A

Deposit Account Numbers

1.  Bank Name:
Bank Address:

Account Number(s):